AMENDMENT NO. 2 TO CREDIT AGREEMENT


          AMENDMENT No. 2 dated as of July 5, 1995 among
ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL
IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE
CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative
Agent (the "Administrative Agent"), and J.P. MORGAN
DELAWARE, as Collateral Agent.


                   W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Additional Permitted Investment.
Section 5.07 of the Agreement is amended by:

          (i) deleting the preposition "and" at the end of clause (d) thereof;

          (ii) renumbering clause (e) thereof as clause (f);
and

         (iii) inserting a new clause (e) immediately following clause (d) thereof, to read in its entirety as follows:

          "(e) Investments made by the Company or any of its Wholly-Owned Subsidiaries, substantially on the terms described by the Company to the Banks in the "Project Summary-American Space Lines" dated June, 1995, copies of which have been delivered to each of the Banks, in an aggregate principal amount not exceeding $68,000,000, in any entity or entities through which the Company or any of its Wholly-Owned Subsidiaries will participate in the development, construction, operation and/or marketing of the X-34 small reusable launch vehicles; and"

          SECTION 3.  Waiver Under Company Security
Agreement. The Banks waive (i) compliance by the Company with the terms of Section 4(H) of the Company Security Agreement solely to the extent necessary to permit the Company to novate the Cooperative Agreement effective March 30, 1995 between the Company and the National Aeronautics and Space Administration and (ii) any Default arising under the Credit Agreement by reason of noncompliance by the Company with such Section solely as a result of such novation. Other than as specifically provided herein, this Section shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

          SECTION 4.  New York Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         ORBITAL SCIENCES CORPORATION



                         By /s/ Carlton B. Crenshaw
                            Title: Sr. Vice President\
                                   Finance & Administration
                                   and Treasurer


                         ORBITAL IMAGING CORPORATION



                           By /s/ Carlton B. Crenshaw
                              Title: Chief Financial Officer
                                     and Treasurer


                         FAIRCHILD SPACE AND DEFENSE CORPORATION



                           By /s/ Carlton B. Crenshaw
                              Title: Treasurer


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK



                         By /s/ Kevin J. O'Brien
                            Title: Vice President


                         THE BANK OF NOVA SCOTIA



                         By /s/ J.R. Trimble
                            Title: Senior Relationship
                                   Manager


                         SIGNET BANK/VIRGINIA



                         By /s/ Ronald K. Hobson
                            Title: Vice President


                         NATIONSBANK, N.A.



                         By /s/ James W. Gaittens
                            Title: Vice President


                         THE BANK OF TOKYO TRUST COMPANY



                         By
                            Title:


                         THE DAIWA BANK, LIMITED



                         By /s/ Keith Rauschenberg
                            Title: Vice President



                         By /s/ Louanne Baily
                            Title: Vice President
                                   and Manager